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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) May 10, 2000

                             Internet America, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Texas                           000-25147            86-0778979
           -----                         -----------         -------------------
(State or other jurisdiction             (Commission           (IRS Employer
       of incorporation)                 File Number)        Identification No.)



   One Dallas Center, 350 N. St. Paul Street, Suite 3000, Dallas, Texas 75201
   --------------------------------------------------------------------------
               (Address of principal executive offices)            (Zip Code)


        Registrant's telephone number, including area code (214) 861-2500


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Item 5.  Other Events.

         On May 10, 2000, Internet America, Inc., a Texas corporation, issued a press release announcing preliminary financial results for the quarter ended March 31, 2000 and its intent to restate its first and second fiscal quarter results to adjust for a data processing error that reported certain deferred revenue as access revenue.

         The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.

         The following is a list of exhibits filed as part of this Current Report on Form 8-K:

Exhibit No.           Description

99.1                  Press Release of Internet America, Inc. dated May 10, 2000


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         INTERNET AMERICA, INC.


Date: May 11, 2000                       By: /s/ James T. Chaney
                                             -----------------------------------
                                                 James T. Chaney,
                                                 Chief Financial Officer


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                                INDEX TO EXHIBITS


Exhibit No.                                 Description
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
99.1                Press Release of Internet America, Inc. dated May 10, 2000